                                      LOGO

                           LONGLEAF PARTNERS FUNDS(SM)

                                QUARTERLY REPORT
                             at September 30, 1999

                                 PARTNERS FUND

                               INTERNATIONAL FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  MANAGED BY:
                       SOUTHEASTERN ASSET MANAGEMENT, INC.
                                   Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    1
Y2K Readiness..............................................    4
Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    7
  Performance History* and Portfolio Summary...............   10
  Portfolio of Investments.................................   12
Longleaf Partners International Fund (International Fund)
  Management Discussion....................................   14
  Performance History* and Portfolio Summary...............   16
  Portfolio of Investments.................................   18
Longleaf Partners Realty Fund (Realty Fund)
  Management Discussion....................................   20
  Performance History* and Portfolio Summary...............   22
  Portfolio of Investments.................................   24
Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   26
  Performance History* and Portfolio Summary...............   28
  Portfolio of Investments.................................   30
Service Directory..........................................   32
Trustees and Officers......................................   33

* Average annual returns for all Funds and all indices except the Value-Line Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Benefits of Price Declines and Volatility
In the third quarter of 1999 the International Fund rose slightly while the three domestic Longleaf Partners Funds suffered disappointing price declines which eroded much of the performance delivered in the second quarter. The Longleaf Funds are fortunate to have perspicacious long-term partners who understand that increased price volatility produces salutary benefits for patient, disciplined, value-driven investors.

Ben Graham described these benefits in Chapter 8 of The Intelligent Investor.

     As long as the earnings power of his holdings remains satisfactory, he (the investor) can give as little attention as he pleases to the vagaries of the stock market. More than that, at times he can use these vagaries to play the master game of buying low and selling high. . . . The investor who permits himself to be stampeded or unduly worried by the unjustified market declines in his holdings is perversely transforming his basic advantage into a basic disadvantage. . . . Price fluctuations have only one significant meaning for the true investor. They provide him with an opportunity to buy wisely when prices fall sharply and to sell wisely when they advance a great deal.

Recent bouts of market fear coupled with specific company shortfalls from consensus quarterly earnings estimates have enabled us to "buy wisely" in compelling investment opportunities. We made significant progress in our domestic portfolios.
- We added to existing holdings that we know well at very attractive prices.
- We acquired several new positions at prices below 60% of our conservative appraisals.
- These investments have decreased the levels of low yielding cash in each Fund.
- Our corporate values per share, as well as our ownership in certain businesses, increased as many of our corporate partners moved to repurchase shares aggressively.

This progress has lowered the Funds' composite price-to-value ratios and increased implied future returns. We recently have added materially to our personal commitments in each of the four Longleaf Funds.

When do we sell a stock?
We sell a stock for one of four reasons:
1) The price reaches our appraisal and no margin of safety remains.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

2) We can improve our risk/return profile substantially, e.g. we can replace a business selling at 80% of worth with an equally attractive company at 40% of value.
3) The future earnings power of the company becomes severely impaired by threats to the business, poor capital allocation, or other reasons.
4) We no longer believe management can build shareholder value and efforts to find new corporate leadership would be unsuccessful or too costly.

Some have asked how long we will wait for a stock's price to rise before we decide to exit an investment. A stock's price tells NOTHING about its value, nor does it indicate over a short period how well we are executing. Asset values and the free cash flow streams produced from those assets determine a company's intrinsic value and our eventual outcome. Our horizon is opportunity driven, not time driven. If the return opportunity remains significant based on the quality of the business, the actions of management and the board, and the price of the stock, we are patient. Additionally, we will always encourage managements to build their long-term competitive advantage, even if it means sacrificing short-term results.

A Twelve Month Perspective
Having a solid understanding of a business' value rewards us when its stock price rises and when it falls. In the third quarter of 1998, all three domestic Longleaf Funds declined MORE than they did in the third quarter of 1999. Armed with our appraisals, we were buyers. We noted in the September 1998 report that:

     For the first time since the Partners Fund closed in September 1995, all three Longleaf Funds have sufficient undervalued and qualified investment opportunities to become fully invested. This is a significant change from our June report when cash reserves in the Small-Cap and Partners Funds were 27% and 15%, respectively. Secondly, lower share prices and our commitment of cash reserves to a number of very undervalued businesses have reduced the composite price-to-value ratios for each Longleaf Fund to historically low levels. Our partners today have larger margins of safety and higher implied future returns than at any point since 1990.

Following these comments, the twelve month returns, including the declines in the third quarter of 1999, are 21.7% for the Partners Fund and 19.6% for the Small-Cap Fund. The Realty Fund's 1.7% return is also satisfactory given its universe, where the NAREIT Index is down 8.5% and the Wilshire Real Estate Index has declined 4.3%.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

We and our partners benefited by acquiring what we knew were steeply discounted companies. We reaped the rewards when fear subsided and the market began to properly weigh the values of some of our holdings. Our prospects today are as compelling as they were twelve months ago.

Distribution Information
Our capital gains distribution will be in early November, around the 10th. We will not know the final amounts until then, but the Partners Fund and Small-Cap Fund each have booked meaningful realized gains, primarily long-term, from selling businesses that reached appraisal. The International Fund currently has a small book gain, and we do not anticipate a capital gain distribution in the Realty Fund.

Web Site
We have determined that a web site for Longleaf will strengthen our partnership with you by making information more accessible. We are in the process of designing the site, and our goal is to introduce it early in 2000. (This timing saves addressing Y2K concerns and should help minimize the cost of the project.) Expect to read more about our site in our Annual Report.

Y2K Update
Our direct shareholders received our Y2K Readiness document with their account statements. For your convenience, it is reprinted on the following pages.

Sincerely,


/s/ O. Mason Hawkins, CFA                   /s/ G. Staley Cates, CFA
O. Mason Hawkins, CFA                       G. Staley Cates, CFA
Chairman & CEO                              President

                            LONGLEAF PARTNERS FUNDS
                                 Y2K READINESS

The goal of Longleaf Partners Funds is to provide today's level of service and accuracy to our investment partners after December 31, 1999. Below we summarize our Y2K preparation efforts and ask for your cooperation. Working together, we can ensure that the transition to Year 2000 goes smoothly.

Longleaf's Readiness
- All Longleaf internal systems have been tested and are Y2K compliant.

- Our third party systems providers have assured us of their systems' readiness. We will continue to monitor and test these systems and interfaces.

- The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories and third party service providers are ready. Such testing has been considered successful and the industry as a whole appears to be on track.

- Because there is no guarantee that all systems affecting the Longleaf Funds will be free of operational difficulty, we have enhanced our contingency plan. Our backup procedures have been implemented successfully in response to challenges caused by power outages, system updates, and vendor difficulties.

- Our vendors and we routinely maintain back-up records of our data. In the unlikely event of system difficulties now, at year-end, or beyond, we can reconstruct shareholder balances and accounting records.

- Key operations personnel will be on site monitoring our systems throughout the New Year's weekend to assure the best possible transition.

- Our values of the Funds' portfolio holdings have taken into account the cost of Y2K preparation and the risks each company faces.

Readiness of Longleaf's Partners
Your account is ready. No action is required on your part. Please use the information below to help us manage one of the greatest Y2K risks we face - human overreaction.

- In mid November all direct Longleaf shareholders will receive a year-to-date account statement, coinciding with the capital gains distribution. This will serve as an official copy of your account shares and balance. Save this statement for your own reassurance.

- When you receive your year-end statement in mid January, you may compare the account information against the November statement to set your mind at

                            LONGLEAF PARTNERS FUNDS
                                 Y2K READINESS

  ease that your shares are properly accounted for. (Your year-end statement will reflect any shares you receive from our December net income distribution, and any transactions in your account since the November statement.)

- If you feel the need to check your account balance between December 31 and receiving the year-end statement, call our automated account line at (800) 445-9469, option 1. Your year-end balance can be verified over the weekend. If you have questions about the information on the automated line, account representatives will be available during normal business hours Monday, January 3, by calling the toll free number and choosing option 3.

- As a long-term investor, panic could be your worst enemy. For example, the idea of redeeming your shares before year-end and re-investing after the calendar turns could be very risky:

     a) Temporarily redeeming is a reaction to a transitory event. This short-term decision compromises your long-term investment program.

     b) Unless your account is tax-exempt, redeeming shares is a taxable event. An important component to long-term compounding is deferring your tax liability as long as possible. Disruption to your account from Y2K is unlikely; owing taxes is certain.

     c) If you temporarily redeem shares, the Fund's NAV could rise before you reinvest, and you will have paid a high opportunity cost for being out of the Fund.

     d) If your goal is to have your money in a "safe" place, consider that Longleaf is safer than many alternative locations, given our Y2K commitment and level of readiness.

This information is a Year 2000 readiness disclosure as defined by the federal Year 2000 Information and Readiness Disclosure Act. It is believed to be accurate, but does not constitute a representation, warranty or guaranty.

                                     (LOGO)
                            (Intentionally Left Blank)

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund is up 2.7% in 1999 following a 15.3% decline in the third quarter. As one of the largest shareholder groups in the Fund, we would have preferred to avoid the short-term hit to our net asset value. Occasional volatility must be endured, however, to succeed as long-term investors. The trick is to turn episodes of market mispricing to our advantage using soundly based appraisals.

Along with a number of our corporate management partners, we used the quarter's price declines to make attractive purchases. As investors, we added substantially to our stakes in the Partners Fund. As portfolio managers, we increased a number of existing holdings and purchased a new core position, General Motors. Management at FDX, Marriott International, and Host Marriott announced and began major new share repurchase initiatives. Because these companies are selling at large discounts to their corporate intrinsic values, the stock buybacks will enhance earnings per share and value per share materially.

The Fund is extremely well positioned today.
- We have one of the lowest composite price-to-value ratios ever seen in the Partners Fund.
- We own businesses with excellent competitive positions.
- Many of our corporate partners have begun buying back their undervalued stock.
- We have a meaningful stake in some of our best ideas.
- We are fully invested.

Half of our decline in the quarter was attributable to Waste Management, Inc. At June 30, WMI was our fifth largest holding, comprising 5.2% of assets, and was trading at just under $54. Today, at one-third its former high and less than half of our appraisal, Waste Management is the Partners Fund's largest holding. A company usually gets this cheap only when it faces either insurmountable debt or extinction risk to its fundamental business. WMI has neither problem.

We have committed a meaningful amount of our capital to Waste Management based on the following:
- The company has the best landfill and collection assets in the industry.
- Its assets are impossible to duplicate in today's environmentally conscious society.
- Waste Management is a dominant operator in all of its regional markets.
- The industry's economics are good and improving with limited supply and growing demand.
- The industry has become an oligopoly with most markets having only one primary competitor, creating an environment for firm pricing.

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

- Significant cost savings and revenue opportunities remain from the merger of the old Waste Management and USA Waste.
- The net cash earnings over the next twelve months should be over $2.50 per share; and, in three years, after-tax free cash flow should exceed $4.50.
- The Board of Directors will find a capable CEO to capture the cost and revenue opportunities, install adequate MIS systems, and lead and motivate a good field organization.

Hiring a CEO and establishing an adequate computer management and accounting system are fixable and evanescent problems.

FDX also contributed to the portfolio's decline. FDX has outstanding business prospects and substantial cash flows. Fred Smith, one of the most capable and vested partners we have teamed with in 25 years, leads the company. When FDX announced earnings, they were two cents short of Wall Street's expectations, and the stock dropped over 12% in a day. The company's discussion of the quarter neither surprised us, nor impacted our value. Both the company and we have taken advantage of the irrational reaction by purchasing shares.

The third negative impact to the Fund's performance was our combined lodging holdings: Marriott International, Host Marriott, and Hilton. The investment world continues to abhor anything related to real estate. These three companies have reported better than expected results. They either own, franchise and/or manage some of the strongest brands in the industry. Their hotel properties are among the best in the country. Hilton announced the purchase of Promus (which we own in the Small-Cap and Realty Funds). The company will be stronger and more valuable, yet the price has declined since the announcement. We cannot explain the tremendous discount that others have placed on this industry, but we know we are teamed with stars such as Bill Marriott and Steve Bollenbach, who repeatedly have proven their ability to build value per share.

A case in point is Hilton's spin off earlier this year of its gambling operations into Park Place Entertainment. Bollenbach's move generated Wall Street approval, and the stock quickly rose to its value. We were paid our appraisal when we sold most of our stake in Park Place during the quarter.

Our cash position has declined from 30% to 5% in the last three months. In addition to adding substantially to some of our existing holdings, we acquired a full position in General Motors. We never thought we would own an auto company, and think of this more as a high-quality conglomerate. The jewel is GM's controlling position in Hughes Electronics, whose largest asset is DirecTV. GM also owns GMAC, the profitable leasing and finance company. GM has made

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

major strides in improving the margins at its car company. The Board consists of some of the smartest shareholder stewards in America. Together with management, they have allocated capital intelligently, spinning off non-core businesses and aggressively buying in undervalued shares. We are excited about the long-term prospects for this investment.

                      PARTNERS FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED SEPTEMBER 30, 1999

                                                            Value-Line
                                       Partners   S&P 500   (Geometric)
                                         Fund      Index       Index
                                       --------   -------   -----------
Year-to-Date                             2.71%      5.32%      (4.46)%
One Year                                21.73      27.75        8.98
Five Years                              17.16      25.01        7.73
Ten Years                               15.28      16.80        4.26
Since Public Offering 4/8/87            15.87      15.49        3.52

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 44.0% OF NET ASSETS)

WASTE MANAGEMENT, INC. (WMI)                                               14.6%
The world's largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

KONINKLIJKE PHILIPS ELECTRONICS N.V. (PHG)                                  8.2%
A leading manufacturer of lighting systems and electronics products, including television and stereo equipment, appliances, and semiconductors.

MARRIOTT INTERNATIONAL, INC. (MAR)                                          8.0%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Ritz-Carlton, Renaissance, Courtyard, and Residence Inn names.

FDX CORPORATION (FDX)                                                       7.5%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

CANADIAN PACIFIC LIMITED (CP)                                               5.7%
Canadian company with a significant transportation (rail and shipping) business, resort hotels, and valuable natural resources including oil, gas, and coal.

                      PARTNERS FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                   JANUARY 1, 1999 THROUGH SEPTEMBER 30, 1999

                   NEW HOLDINGS                             ELIMINATIONS
                   ------------                             ------------
Allied Waste Industries, Inc.                       MediaOne Group, Inc.
General Motors Corporation                          Mitsui Marine and Fire
Georgia-Pacific Corporation -- Timber Group           Insurance Company, Ltd.
Park Place Entertainment Corp.* (HLT)               The News Corporation Limited
Tricon Global Restaurants, Inc.                     The Seagram Company Ltd.

* Acquired through merger/spin-off of existing position (ticker of original holding).

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
Common Stock 93.3%

                     Environmental Services 15.4%
     2,890,900   *   Allied Waste Industries, Inc...................   $   33,787,394
    31,101,214       Waste Management, Inc..........................      598,698,369
                                                                       --------------
                                                                          632,485,763
                                                                       --------------
                     Gaming 0.5%
     1,758,300   *   Park Place Entertainment Corp..................       21,978,750

                     Health Care 2.8%
     2,319,400       United Healthcare Corporation..................      112,925,788

                     Investment Management 0.5%
     1,237,700   *   The Pioneer Group, Inc.........................       18,565,500

                     Lodging 15.9%
     1,076,380   *   Crestline Capital Corporation..................       22,133,064
    19,200,000       Hilton Hotels Corporation......................      189,600,000
    11,700,250       Host Marriott Corporation......................      111,152,375
    10,103,600       Marriott International, Inc....................      330,261,425
                                                                       --------------
                                                                          653,146,864
                                                                       --------------
                     Manufacturing 2.5%
     4,450,000   *   UCAR International, Inc........................      101,515,625

                     Multi-Industry 14.1%
     1,565,000       Alexander & Baldwin, Inc.......................       37,364,375
     3,273,000       General Motors Corporation.....................      205,994,437
     3,316,600       Koninklijke Philips Electronics N.V.
                       (Foreign)....................................      334,976,600
                                                                       --------------
                                                                          578,335,412
                                                                       --------------
                     Natural Resources 9.5%
     6,441,500       Georgia-Pacific Corporation - Timber Group.....      147,349,312
    11,201,032   *   Pioneer Natural Resources Company..............      119,010,965
     2,900,000       Rayonier Inc...................................      121,800,000
                                                                       --------------
                                                                          388,160,277
                                                                       --------------
                     Property & Casualty Insurance 6.7%
    30,534,000       The Nippon Fire & Marine Insurance Company,
                       Ltd. (Foreign)...............................      101,521,817
    27,460,000       The Yasuda Fire & Marine Insurance Company,
                       Ltd. (Foreign)...............................      175,122,813
                                                                       --------------
                                                                          276,644,630
                                                                       --------------
                     Publishing 4.2%
     3,150,000       Knight Ridder, Inc.............................      172,856,250

                     Real Estate 5.6%
     1,998,400       Boston Properties Inc..........................       61,325,900
     9,001,791       TrizecHahn Corporation (Foreign)...............      170,471,417
                                                                       --------------
                                                                          231,797,317
                                                                       --------------

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
                     Restaurants 2.4%
      2,430,400  *   Tricon Global Restaurants, Inc.................   $   99,494,500

                     Transportation 13.2%
     10,175,000      Canadian Pacific Limited (Foreign).............      232,117,188
      7,934,800  *   FDX Corporation................................      307,473,500
                                                                       --------------
                                                                          539,590,688
                                                                       --------------
                     TOTAL COMMON STOCKS (COST $3,909,212,520)......    3,827,497,364
                                                                       --------------

       PAR
    ----------
                     Short-Term Obligations 5.9%
     40,895,000      Repurchase Agreement with State Street Bank,
                       4.60% due 10-1-99............................       40,895,000
    100,000,000      Commercial Paper - Clipper Receivables Corp.,
                       5.34% due 10-6-99............................       99,926,250
    100,000,000      Federal Home Loan Mortgage Corporation, 5.30%
                       due 10-13-99.................................       99,826,667
                                                                       --------------
                                                                          240,647,917
                                                                       --------------
TOTAL INVESTMENTS (COST $4,149,860,437)(a)...................   99.2%   4,068,145,281
OTHER ASSETS AND LIABILITIES, NET............................    0.8       34,757,174
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $4,102,902,455
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $25.05
                                                                       ==============

 *  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 25% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and            Currency      Unrealized
 Units Sold              Settlement Date           Market Value   Gain (Loss)
-------------   ---------------------------------  ------------   ------------
9,700,000,000   Japanese Yen 12-30-99............ $ 92,484,542    $ (8,516,398)
8,759,000,000   Japanese Yen 3-30-00.............   84,700,893      (9,903,687)
5,565,000,000   Japanese Yen 6-30-00.............   54,622,206      (3,454,598)
                                                  ------------    ------------
                Total Forward Contracts.........  $231,807,641    $(21,874,683)
                                                  ============    ============

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund gained 1.8% in the third quarter versus the EAFE Index's 4.0% return. In 1999 the Fund is up 24.8% versus 7.4% for the EAFE Index.

The quarter's slight gain masked several significant portfolio successes that demonstrate the advantages of a disciplined, long-term approach to appraising businesses. Highland Distilleries and Nippon Broadcasting rose 33% and 51%, respectively, during the quarter. Highland rose upon a cash takeover bid that valued the company at 425p per share compared to our cost of 247p. Nippon Broadcasting's rise reflects the market's partial recognition of the value contained in Nippon's large ownership of Fuji Television, one of Japan's three primary television networks. When we bought our positions, many analysts recognized the companies were undervalued. Most analysts avoided the shares because they could not identify a "near term catalyst" that would force recognition of intrinsic value. Longleaf's approach allows us to benefit from the market's short-term focus while protecting ourselves from overpaying.

The Fund's gains were tempered by declines in four positions: Wisconsin Central, our Japanese non-lifes excluding Yasuda Fire and Marine, Brierley, and Safeway PLC, a U.K. grocer added during the quarter. Wisconsin Central, the international rail operator gave up earlier gains as Wall Street took a bearish view of transportation stocks in general, and rails specifically. Our appraisal of WCLX has remained steady. Wisconsin Central's managers own a significant amount of the company, have been successful rail operators, and have a track record of maximizing shareholder value. The performance of Japan's non-life sector has stabilized since the end of the quarter, and we have seen increased consideration of shareholders, including the initiation of share buybacks by two companies. Brierley continues to sell for a substantial discount to the sum of its parts. Speculators hoping for an asset fire sale have been disappointed and sold shares. Chairman Selwyn Cushing continues to build value for shareholders and has capitalized on this sell-off by initiating a buyback of 13% of shares outstanding. Safeway declined in part because of competitive pricing fears related to Wal-Mart's purchase of Asda. Safeway has locations that cannot be replicated in supply constrained markets and has hired Carlos Criado-Perez, a former Wal-Mart international retail expert, to improve cash flow from operations.

In addition to Safeway, we added Sampo Insurance Company to the portfolio. Sampo is a Finnish non-life insurance company with significant exposure to equities and rapidly improving underwriting results. The company has undergone a corporate restructuring which will enable operations and margins to improve. Management is shareholder oriented and incentives are tied to the performance

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

of the stock. Sampo contributed positively to the quarter's result, and remains well below our appraisal.

We used cash inflows (the Fund now has $306 million in assets) and proceeds from two sales to purchase our new positions and increase ownership in existing holdings. During the quarter we sold the Canadian oil and gas company Anderson Exploration as it approached our appraisal. This investment appreciated over 38% in the year that we owned it. We also sold our stake in Dowa Fire and Marine after management grossly misallocated capital by issuing shares to Nippon Life at a steep discount to fair value. Subsequent to our sale, the stock has declined 21%.

The dramatic moves in the foreign exchange market over the past quarter have not impacted Longleaf Partners International Fund. Because we hedge currency to minimize foreign exchange risk, foreign exchange moves do not significantly help or hurt our performance. In the last three months, the yen has strengthened 12% and both the Euro and Pound have strengthened 4%. This weakening of the dollar partially accounts for the International Fund's underperformance during the quarter relative to the unhedged EAFE Index and to unhedged international funds. We add value by appraising businesses and assessing managements, not by predicting currency movements. Our long-term results will reflect our abilities.

The Fund's successful first year has not diminished our opportunity. Although many investments have appreciated, we have been able to rebalance the portfolio into our most undervalued holdings and add qualifying new names. The total portfolio is priced at less than 60% of our appraisal, and we are continuing to add to our personal stakes.

                    INTERNATIONAL FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                                    RETURNS
                    FOR THE PERIODS ENDED SEPTEMBER 30, 1999

                                       International    EAFE
                                           Fund        Index
                                       -------------   ------
Year-to-date                              24.77%        7.40%
Since Public Offering 10/26/98            36.03        19.05

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 28.7% OF NET ASSETS)

GULF CANADA RESOURCES LIMITED (GOU)                                         6.4%
Canadian based exploration and production company with oil and natural gas assets across the world.

BRIERLEY INVESTMENTS LIMITED                                                6.4%
A New Zealand based holding company which owns controlling stakes in U.K. based Thistle hotels, Air New Zealand, and Australian building materials maker, James Hardie.

NIPPON BROADCASTING SYSTEM                                                  5.4%
The largest owner of Japan's #2 television broadcaster, Fuji Television, and a dominant broadcaster in the Tokyo market.

SAMPO INSURANCE COMPANY LTD.                                                5.3%
The largest non-life insurance company in Finland. The company holds a significant equity portfolio and is expanding into the domestic life business and into other European non-life markets.

THE YASUDA FIRE & MARINE INSURANCE COMPANY, LTD.                            5.2%
A Japanese non-life insurance company with over half its business in voluntary auto policies, and the best combined ratio in Japan.

                    INTERNATIONAL FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                   JANUARY 1, 1999 THROUGH SEPTEMBER 30, 1999

           NEW HOLDINGS                        ELIMINATIONS
           ------------                        ------------
Anglovaal Mining Limited            Anderson Exploration Limited
Banco Hipotecario                   The Dowa Fire and Marine Insurance
Bemrose Corporation plc               Company Ltd.
De Beers Consolidated Mines Ltd.    FDX Corporation
MOS Food Service, Inc.              Haw Par Corporation Limited
O&Y Properties Corporation          Premier Farnell plc
Premier Farnell plc                 The Seagram Company Ltd.
Safeway plc                         Shaw Communications, Inc.--Class B
Sampo Insurance Company Ltd.        Swire Pacific Limited
Toyoda Automatic Loom Works, Ltd.   Toyoda Automatic Loom Works, Ltd.
Weetabix Limited

                        COUNTRY ALLOCATION OF PORTFOLIO
                          (Stocks, Bonds and Forwards)

Japan.................................   26.9%
United Kingdom........................   20.5
Canada................................   16.2
United States.........................    7.5
New Zealand...........................    6.9
South Africa..........................    6.8
Argentina.............................    6.1
Finland...............................    5.3
Netherlands...........................    3.8
                                        -----
                                        100.0%
                                        =====

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 1999 (UNAUDITED)

      SHARES                                                                 MARKET VALUE
    ----------                                                               ------------
Common Stock 94.2%
                     Agriculture 2.6%
       164,200   *   Agribrands International, Inc. (United States).......   $  8,148,425

                     Banks 0.8%
       219,672       Banco Hipotecario (Argentina)........................      2,416,875

                     Beverages 4.1%
     1,845,000       The Highland Distillers plc (United Kingdom).........     12,594,709

                     Broadcasting 5.4%
       220,000       Nippon Broadcasting System (Japan)...................     16,530,466

                     Food 6.2%
     3,990,000       Safeway plc (United Kingdom).........................     14,538,627
        70,100       Weetabix Limited (United Kingdom)....................      4,329,288
                                                                             ------------
                                                                               18,867,915
                                                                             ------------
                     Multi-Industry 14.9%
    83,750,000   *   Brierley Investments Limited (New Zealand)...........     19,461,825
       112,240       Koninklijke Philips Electronics N.V. (Netherlands)...     11,336,240
     3,765,000       Wassall PLC (United Kingdom).........................     14,726,374
                                                                             ------------
                                                                               45,524,439
                                                                             ------------
                     Natural Resources 13.0%
       545,000   *   Anglovaal Mining Limited (South Africa)..............      4,541,666
       582,000       De Beers Consolidated Mines Ltd. (South Africa)......     15,714,000
     4,650,000   *   Gulf Canada Resources Limited (Canada)...............     19,471,875
                                                                             ------------
                                                                               39,727,541
                                                                             ------------
                     Printing 5.1%
     2,853,600       Bemrose Corporation plc (United Kingdom).............     15,555,656

                     Property & Casualty Insurance 21.8%
     2,670,000       The Dai-Tokyo Fire and Marine Insurance Company, Ltd.
                       (Japan)............................................      9,780,212
     4,665,000       The Nippon Fire & Marine Insurance Company, Ltd.
                       (Japan)............................................     15,510,555
     3,195,000       The Nissan Fire & Marine Insurance Company, Ltd.
                       (Japan)............................................      9,302,614
       490,000       Sampo Insurance Company Ltd. (Finland)...............     16,281,720
     2,503,000       The Yasuda Fire & Marine Insurance Company, Ltd.
                       (Japan)............................................     15,962,578
                                                                             ------------
                                                                               66,837,679
                                                                             ------------
                     Real Estate 4.4%
     3,548,800   *   O&Y Properties Corporation (Canada)..................     13,523,838

                     Restaurants 6.3%
       431,000       Kentucky Fried Chicken Japan (Japan).................      5,910,205
       880,000       MOS Food Service, Inc. (Japan).......................     13,224,373
                                                                             ------------
                                                                               19,134,578
                                                                             ------------

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 1999 (UNAUDITED)

      SHARES                                                                 MARKET VALUE
    ----------                                                               ------------
                     Transportation 9.6%
       670,000       Canadian Pacific Limited (Canada)....................   $ 15,284,375
     1,033,500   *   Wisconsin Central Transportation Corporation (United
                       States)............................................     14,146,031
                                                                             ------------
                                                                               29,430,406
                                                                             ------------
                     TOTAL COMMON STOCKS (COST $254,261,077)..............    288,292,527
                                                                             ------------

       PAR
    ----------
                     Foreign Government Bonds 5.2%
    16,800,000       The Republic of Argentina, 11.375% due 1-30-17 (Cost
                       $14,515,000).......................................     15,834,000
                                                                             ------------

                     Short-Term Obligations 4.0%
    12,287,000       Repurchase Agreement with State Street Bank, 4.60%
                       due 10-1-99........................................     12,287,000
                                                                             ------------
TOTAL INVESTMENTS (COST $282,382,077)(a)...........................  103.4%   316,413,527
OTHER ASSETS AND LIABILITIES, NET..................................   (3.4)   (10,495,486)
                                                                     -----   ------------
NET ASSETS.........................................................  100.0%  $305,918,041
                                                                     =====   ============
NET ASSET VALUE PER SHARE.................................................         $12.44
                                                                             ============

*  Non-income producing security
(a) Aggregate cost for federal income tax purposes.
Note: Country listed in parenthesis after each company indicates location of headquarters.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and            Currency     Unrealized
 Units Sold              Settlement Date           Market Value   Gain (Loss)
-------------   ---------------------------------  ------------   -----------
    5,285,465   British Pound 12-30-99........... $  8,709,755    $   (38,216)
    6,688,166   British Pound 3-30-00............   11,017,483       (293,817)
   17,765,000   British Pound 6-30-00............   29,231,774       (621,850)
    1,500,000   Canadian Dollar 3-30-00..........    1,025,150          5,707
   18,500,000   Canadian Dollar 6-30-00..........   12,662,551       (189,001)
   15,400,000   European Currency Unit 6-30-00...   16,734,607       (429,757)
2,374,317,354   Japanese Yen 12-30-99............   22,637,902       (837,368)
4,938,726,087   Japanese Yen 3-30-00.............   47,758,250     (4,746,980)
1,669,000,000   Japanese Yen 6-30-00.............   16,381,754       (917,257)
   15,024,523   New Zealand Dollar 12-30-99......    7,782,525        331,851
   23,650,000   New Zealand Dollar 3-30-00.......   12,267,737        571,428
    6,400,000   New Zealand Dollar 9-29-00.......    3,322,880        (28,160)
                                                  ------------    -----------
                                                  $189,532,368    $(7,193,420)
                                                  ============    ===========

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

Longleaf Partners Realty Fund is down 7.3% in 1999 after a 12.5% decline in the third quarter. Our June report proved prophetic when we said, "This wide margin of safety (between the Fund's price and its value) does not imply that short-term volatility is over. When price fluctuations occur, we will take advantage of them." We are disappointed by the third quarter decline and perplexed by the market's disdain for real estate over the last eighteen months. Investors looking in the rear-view mirror may be disheartened. Our long-term partners and we, by contrast, are enthusiastically and confidently focused on the future return prospects created by the portfolio's significant undervaluation.

The portfolio's biggest progress during the third quarter was investing the proceeds from our sale of Red Roof Inns into Waste Management. Red Roof announced its sale to Accor. The price rose, benefiting short-term performance, and enabling us to sell the stock with a successful long-term gain. Concurrently, Waste Management saw its stock price cut in half. Because the majority of WMI's value is in the real estate it owns and operates, i.e., its landfills, the Realty Fund had the opportunity to put its cash proceeds from Red Roof into one of the most compelling investments Southeastern has seen in some time. (Please see the Partners Fund discussion of Waste Management on page 7 of this report.) The further decline in WMI's stock after we began purchasing provided us with a lower average cost, but hurt the Fund's third quarter performance.

We also sold Crestline Capital and Supertel Hospitality, which totaled were less than 1.4% of assets. We used the proceeds from these small positions to add to WMI and other holdings that were more attractive and large enough to impact the Fund's results.

Our other lodging companies also contributed to our third quarter results. Hilton announced its purchase of Promus, our largest holding. The rise in Promus' stock was offset by the decline in Hilton's price. As owners of both companies, we view the merger as beneficial. We will receive our appraised value for Promus with part of our proceeds in the tax-free form of very undervalued Hilton stock. The combined company will be a stronger, more dominant industry leader. Host Marriott continued to outperform the hotel industry reflecting the superior quality of its assets, and the company announced and began a share repurchase program. The market has yet to recognize the resulting increase in value per share, and the decline in Host Marriott's stock hurt our recent results.

The three other companies that comprised much of the quarter's decline, Catellus, Forest City, and Excel Legacy, have several common characteristics. They have successful and valuable major development projects in supply-con-

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

strained, high-demand markets such as Mission Bay in San Francisco, Times Square in New York, and the Disneyland entrance area in Anaheim. They are run by Nelson Rising, the Ratner family, and Gary Sabin, respectively, who are focused on shareholder value and are some of the smartest, most capable, and vested real estate managers we know. Good news at Excel Legacy's Anaheim project was offset by the termination of a project in Scottsdale. Catellus and Forest City reported strong earnings growth. All three companies are grossly undervalued by the stock market.

History has proven that the short-term vagaries of the market discussed in the Shareholder Letter on page 1 will eventually be overcome by rational pricing. We do not know when investors will recognize the extreme undervaluations in publicly traded real estate, but we find the following encouraging:
- The results at real estate companies continue to exceed expectations. The outlook over the next several years remains good.
- The average REIT yields 8% and many REITs have double-digit yields. These levels look very attractive relative to the long bond's 6.2% and the S&P 500 Index's 1% yield.
- Real estate managements are beginning to assess share repurchases as a greater return to shareholders than new property acquisitions or new development projects. The resulting stock buybacks increase both our value per share and the companies' reported earnings or FFO per share.
- Private real estate transactions are trading at valuation parameters higher than those we are using in our conservative appraisals of publicly traded real estate.
- Smart buyers are capitalizing on the disparity between price and value in publicly traded real estate. We have begun to see acquisitions and buyouts led by management and LBO firms.

The real estate fundamentals, the results at the companies we own, and the comparable transactions within the industry all imply that our appraisals are low. The falling stock prices combined with our portfolio changes have decreased our price-to-value ratio, thereby increasing our return opportunity. We are confident that your patience, which is allowing us to steal businesses in the short run, will be rewarded in the long run. We continue to add substantially to our personal stakes in the Realty Fund.

                       REALTY FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED SEPTEMBER 30, 1999

                                                 Wilshire
                                    Realty     Real Estate      NAREIT
                                     Fund    Securities Index   Index
                                    ------   ----------------   ------
Year-to-Date                        (7.29)%       (3.39)%       (4.80)%
One Year                             1.73         (4.32)        (8.54)
Three Years                          5.08          4.22          2.91
Since Public Offering 1/2/96        10.89          7.34          6.07

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 39.8% OF NET ASSETS)

PROMUS HOTEL CORPORATION (PRH)                                             10.8%
Franchisor and/or manager of over 1,100 hotels under the Doubletree, Embassy Suites, Hampton Inn, and Homewood Suites brand names. Promus is in the process of merging with Hilton Corp.

EXCEL LEGACY CORPORATION (XLG)                                              8.9%
A C-corp. focused on development, re-development, and ownership of unique real estate projects throughout North America. Excel Legacy has numerous urban, mixed-use retail/entertainment developments primarily located in the western U.S. including San Diego, Palm Springs, Salt Lake City, Anaheim, Denver, and Newport, KY across the river from Cincinnati.

TIMBERWEST FOREST CORP. (TWF)                                               7.0%
Largest private land owner in Western Canada with 334,000 hectares of private timberlands located on Vancouver Island in British Columbia.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      6.8%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S. with a concentration of high profile projects in California. Catellus' most significant project is a 313 acre mixed use development at Mission Bay on the waterfront in downtown San Francisco.

FOREST CITY ENTERPRISES, INC. (FCE)                                         6.3%
A diversified, national real estate owner and operator of retail and office properties, as well as residential units. Forest City is developing several high profile urban in-fill projects including the Denver Stapleton Airport re-development, and mixed use projects in both New York's Times Square and San Francisco. The company also owns over 5,000 acres of land for future development.

                       REALTY FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                   JANUARY 1, 1999 THROUGH SEPTEMBER 30, 1999

            NEW HOLDINGS                       ELIMINATIONS
            ------------                       ------------
Beacon Voting Trust* (Beacon Capital   Alexandria Real Estate
  Partners, Inc.)                        Equities, Inc.
Franchise Mortgage Acceptance Company  Castle & Cooke, Inc.
Park Place Entertainment Corp.*(HLT)   Crestline Capital Corporation
Waste Management, Inc.                 Park Place Entertainment
                                         Corp.*(HLT)
                                       Red Roof Inns, Inc.
                                       Supertel Hospitality, Inc.

* Acquired through merger/spin-off of existing position (ticker of original holding).

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Common Stock - 89.2%
Realty 87.9%
                     Diversified Realty 17.4%
     4,209,800   *   Catellus Development Corporation................   $ 49,465,150
     2,280,000   *   Excel Legacy Corporation........................      9,547,500
     1,864,050       Forest City Enterprises, Inc. - Class A.........     41,591,615
       148,600       Forest City Enterprises, Inc. - Class B.........      3,752,150
     1,123,600       TrizecHahn Corporation (Foreign)................     21,278,175
                                                                        ------------
                                                                         125,634,590
                                                                        ------------
                     Lodging 22.5%
     2,900,000       Hilton Hotels Corporation.......................     28,637,500
     3,434,408       Host Marriott Corporation (REIT)................     32,626,876
       719,500       Marriott International, Inc.....................     23,518,656
     2,400,900   *   Promus Hotel Corporation........................     78,179,306
                                                                        ------------
                                                                         162,962,338
                                                                        ------------
                     Mortgage Financing 4.4%
       932,000       Bay View Capital Corp...........................     12,349,000
     2,695,900   *   Franchise Mortgage Acceptance Company...........     19,208,288
                                                                        ------------
                                                                          31,557,288
                                                                        ------------
                     Natural Resources/Land 14.8%
       650,000       Deltic Timber Corporation.......................     14,787,500
       261,000       Rayonier Inc....................................     10,962,000
     6,950,000       TimberWest Forest Corp. (Foreign)...............     50,369,173
     1,600,000       Waste Management, Inc...........................     30,800,000
                                                                        ------------
                                                                         106,918,673
                                                                        ------------
                     Office 18.6%
     2,075,000       Beacon Capital Partners, Inc.(b) (REIT).........     27,623,438
       970,000       Boston Properties Inc. (REIT)...................     29,766,875
     1,033,200       Cousins Properties Incorporated (REIT)..........     35,064,225
     2,810,700       Prime Group Realty Trust (REIT).................     42,160,500
                                                                        ------------
                                                                         134,615,038
                                                                        ------------
                     Retail 10.2%
     1,223,800       Getty Realty Corp...............................     16,521,300
     1,622,100   *   IHOP Corp.......................................     32,847,525
     3,371,400       Prime Retail, Inc. (REIT).......................     24,864,075
                                                                        ------------
                                                                          74,232,900
                                                                        ------------
Non-Realty 1.3%
       650,000   *   The Pioneer Group, Inc..........................      9,750,000
                                                                        ------------
                     TOTAL COMMON STOCKS (COST $728,104,803).........    645,670,827
                                                                        ------------

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Preferred Stock - 7.6%
                     Diversified Realty 7.6%
    14,600,000   *   Excel Legacy Corporation - Series A Liquidating
                       Preference Convertible(b) (Cost
                       $73,000,000)..................................   $ 55,024,480
                                                                        ------------
      UNITS
    ----------
Trust Units - 1.0%
                     Lodging 1.0%
        91,994       Beacon Voting Trust(b)(Cost $9,013,144).........      7,359,520
                                                                        ------------
    CONTRACTS
    ----------
Options - 0.2%
                     Natural Resources/Land 0.2%
                     Put Options Written
         2,967       Newhall Land and Farming Company, expiring
                     October '99 @ $25 (Premiums received
                     $709,919).......................................       (109,779)
         5,494       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Premiums received
                     $1,818,514).....................................     (1,411,958)
                     Call Options Purchased
         2,967       Newhall Land and Farming Company, expiring
                     October '99 @ $25 (Cost $1,225,243).............        326,370
         5,494       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Cost $2,423,953)...............      2,516,252
                                                                        ------------
                                                                           1,320,885
                                                                        ------------
       PAR
    ----------
                     Short-Term Obligations 1.5%
    10,724,000       Repurchase Agreement with State Street Bank,
                     4.60% due 10-1-99...............................     10,724,000
                                                                        ------------
TOTAL INVESTMENTS (COST $821,962,710)(a)......................   99.5%   720,099,712
OTHER ASSETS AND LIABILITIES, NET.............................    0.5      3,709,040
                                                                -----   ------------
NET ASSETS....................................................  100.0%  $723,808,752
                                                                =====   ============
NET ASSET VALUE PER SHARE............................................         $13.49
                                                                        ============

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
(b) Illiquid, board valued security.

Note: REITs comprise 27% of net assets. Companies designated as "Foreign" are headquartered outside the U.S. and represent 10% of net assets.

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund is up 4.5% in 1999 after a 5.6% decline during the third quarter. Small-Cap continues to outperform the Russell 2000 Index. While we are disappointed in the short-term results, we are most sanguine about the Fund's long-term opportunities.

During the quarter, price declines at several holdings accounted for much of the Fund's loss. Wisconsin Central, the rail operator in the Midwestern U.S., the UK, Australia, and New Zealand, gave up earlier gains as Wall Street took a bearish view of transportation stocks in general, and rails specifically. Our appraisal of WCLX has remained steady. Wisconsin Central's managers own a significant amount of the company, have been successful rail operators and have a track record of maximizing shareholder value. We took advantage of the recent weakness by adding to our stake.

Catellus has made excellent progress on its development of Mission Bay in San Francisco, and the company's other properties have reported positive results. Nelson Rising and his team are some of the most capable real estate developers we have seen. These attributes carry no weight with investors who have fled from all businesses related to real estate.

Bay View, a leading San Francisco area thrift, has superb management, compelling future prospects, and sells at a huge discount to its value. Bay View's purchase of Franchise Mortgage Acceptance Company will strengthen both the balance sheet and loan origination capability. The company's deposit mix is stronger than it was a year ago. In the face of these attractive fundamentals, the market has sold off Bay View on fears of interest rate increases.

Three companies in the Small-Cap Fund had a significant positive impact on our performance this quarter. Royal & Son Alliance Insurance Group PLC announced its purchase of Orion Capital at a price close to our appraisal. Promus Hotel Corporation, the Fund's largest position, is being bought by Hilton. This cash and stock transaction, given Hilton's extreme undervaluation in the market, equals our value for Promus. Agribrands also rose substantially as its animal feed operations delivered improving profitability.

The portfolio changed slightly during the quarter. We sold two holdings. Vail Resorts, less than 0.5% of the portfolio, was liquidated after its price rose. We could not add to TrizecHahn which was less than a 2% position because of Canadian ownership limits. TrizecHahn became a big cap company after Horsham purchased Trizec several years ago. We sold our stake and used the proceeds to buy equally attractive, smaller companies which could be full positions.

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

The proceeds from these two sales plus those from Orion Capital enabled us to add to several of our most undervalued holdings, and to acquire stakes in three new businesses. The Fund has less than 10% of assets in cash, and the trading desk has orders in place for that. The prospects for the Small-Cap Fund are bright with the composite portfolio priced at about half of our appraisal. For the first time in years, we must select among numerous choices in deciding where to concentrate our resources.

                      SMALL-CAP FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED SEPTEMBER 30, 1999

                                                                  Value-Line
                                       Small-Cap   Russell 2000   (Geometric)
                                         Fund         Index          Index
                                       ---------   ------------   -----------
Year-to-Date                              4.46%        2.37%         (4.46)%
One Year                                 19.57        19.07           8.98
Five Years                               18.14        12.39           7.73
Ten Years*                               10.71        10.93           4.26
Since Public Offering 2/21/89*           12.08        11.71           5.09

 * From public offering through 3/31/91, the Fund was managed by a different portfolio manager.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 29.1% OF NET ASSETS)

PROMUS HOTEL CORPORATION (PRH)                                              8.6%
Franchisor and/or manager of over 1100 hotels under the Doubletree, Embassy Suites, Hampton Inn, and Homewood Suites brand names. Promus is in the process of merging with Hilton Corp.

GULF CANADA RESOURCES LIMITED (GOU)                                         7.6%
Canadian based exploration and production company with oil and natural gas assets across the world.

WISCONSIN CENTRAL TRANSPORTATION CORPORATION (WCLX)                         4.6%
A railroad holding company that owns lines in the midwest U.S., Ontario, the United Kingdom, New Zealand, and Australia.

AMETEK, INC. (AME)                                                          4.2%
Leading worldwide manufacturer of small electric motors and instrument panels.

U.S. INDUSTRIES, INC. (USI)                                                 4.1%
Manufacturer of bath and plumbing (Zurn, Jacuzzi, Eljer) products, indoor lighting (Lighting Corp. of America), and hardware (True Temper, Ames).

                      SMALL-CAP FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                   JANUARY 1, 1999 THROUGH SEPTEMBER 30, 1999

           NEW HOLDINGS                       ELIMINATIONS
           ------------                       ------------
First Health Group Corp.            The Chiyoda Fire and Marine
Fleming Companies, Inc.               Insurance Company, Ltd.
The MONY Group Inc.                 The Dai-Tokyo Fire and Marine
Pediatrix Medical Group, Inc.         Insurance Company, Ltd.
Premier Farnell plc                 Fuji Fire and Marine Insurance
Romac International, Inc.             Company, Limited
Safety-Kleen Corp.                  Nippon Broadcasting System
Vail Resorts, Inc.                  The Nissan Fire & Marine
                                      Insurance Company, Ltd.
                                    Pinkerton's Inc.
                                    Premier Farnell plc
                                    Robbins & Myers, Inc.
                                    Sangetsu Co., Ltd.
                                    Shaw Communications Inc. - Class A
                                    Shaw Communications Inc. - Class B
                                    TrizecHahn Corporation
                                    Vail Resorts, Inc.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
Common Stock 90.3%
                     Agriculture 3.3%
     1,015,400   *   Agribrands International, Inc. ................   $   50,389,225
                     Business Services 2.6%
     4,882,400   *   Romac International, Inc.......................       40,432,619
                     Commercial Lighting 4.4%
     2,169,700   *   Genlyte Group Incorporated.....................       51,530,375
       883,350       Thomas Industries, Inc.........................       16,507,603
                                                                       --------------
                                                                           68,037,978
                                                                       --------------
                     Entertainment 1.2%
     1,470,000   *   Carmike Cinemas, Inc. -- Class A...............       19,293,750
                     Environmental Services 3.0%
     3,745,700   *   Safety-Kleen Corp..............................       45,182,506
                     Food -- Wholesale 3.1%
     4,823,900       Fleming Companies, Inc.........................       47,334,519
                     Health Care 3.3%
       984,300   *   First Health Group Corp........................       22,085,231
     2,056,500   *   Pediatrix Medical Group, Inc...................       28,533,938
                                                                       --------------
                                                                           50,619,169
                                                                       --------------
                     Investment Management 0.8%
       865,000   *   The Pioneer Group, Inc.........................       12,975,000
                     Life Insurance 3.9%
     2,058,500       The MONY Group Inc.............................       59,439,187
                     Lodging 8.6%
     4,020,000   *   Promus Hotel Corporation.......................      130,901,250
                     Manufacturing 12.3%
     3,210,340       AMETEK, Inc....................................       63,604,861
     1,740,000   *   The Carbide/Graphite Group, Inc................       15,007,500
     2,363,900   *   Scott Technologies, Inc........................       46,687,025
     3,952,100       U.S. Industries, Inc...........................       62,245,575
                                                                       --------------
                                                                          187,544,961
                                                                       --------------
                     Mortgage Financing 2.0%
     2,330,900       Bay View Capital Corp..........................       30,884,425
                     Natural Resources 12.9%
       845,000       Deltic Timber Corporation......................       19,223,750
     3,349,996       Gendis Inc.(b) (Foreign).......................       11,113,461
    27,863,860   *   Gulf Canada Resources Limited(Foreign).........      116,679,914
     6,950,000       TimberWest Forest Corp.(Foreign)...............       50,369,173
                                                                       --------------
                                                                          197,386,298
                                                                       --------------
                     Pharmaceuticals 3.7%
     7,268,800   *   Perrigo Company................................       57,241,800

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 1999 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
                     Property & Casualty Insurance 9.1%
       243,883   *   Alleghany Corporation..........................   $   43,167,291
     1,777,400       Hilb, Rogal and Hamilton Company...............       44,546,087
     1,086,600       Orion Capital Corporation......................       51,477,675
                                                                       --------------
                                                                          139,191,053
                                                                       --------------
                     Real Estate 8.0%
     4,680,000   *   Catellus Development Corporation...............       54,990,000
     1,135,400       Cousins Properties Incorporated................       38,532,638
     1,443,400   *   IHOP Corp......................................       29,228,850
                                                                       --------------
                                                                          122,751,488
                                                                       --------------
                     Restaurants 1.1%
       982,400   *   VICORP Restaurants, Inc........................       16,209,600

                     Retail 2.4%
     1,767,600       Midas Inc......................................       36,456,750

                     Transportation 4.6%
     5,097,900   *   Wisconsin Central Transportation Corporation...       69,777,506
                                                                       --------------
         TOTAL COMMON STOCKS (COST $1,343,325,488)..................    1,382,049,084
                                                                       --------------

       PAR
    ----------
                     Short-Term Obligations 9.7%
    58,380,000       Repurchase Agreement with State Street Bank,
                       4.60% due 10-1-99............................       58,380,000
    40,000,000       Federal Home Loan Bank Discount Note, 5.19% due
                       10-4-99......................................       39,982,934
    50,000,000       Federal Home Loan Mortgage Corporation, 5.30%
                       due 10-13-99.................................       49,913,333
                                                                       --------------
                                                                          148,276,267
                                                                       --------------
TOTAL INVESTMENTS (COST $1,491,601,755)(a)..................   100.0%   1,530,325,351
OTHER ASSETS AND LIABILITIES, NET...........................      --         (320,193)
                                                              ------   --------------
NET ASSETS..................................................   100.0%  $1,530,005,158
                                                              ======   ==============
NET ASSET VALUE PER SHARE...........................................           $22.93
                                                                       ==============

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
(b) Illiquid.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 12% of net assets.

                               SERVICE DIRECTORY

                              CALL (800) 445-9469

24-HOUR AUTOMATED INFORMATION                                           OPTION 1
For automated reporting of daily prices, account balances and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

FUND INFORMATION                                                        OPTION 2
To request a prospectus, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

SHAREHOLDER INQUIRIES                                                   OPTION 3
To request action on your existing account contact the transfer agent, NFDS, from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

     Mail correspondence to:              Overnight address:
     Longleaf Partners Funds            Longleaf Partners Funds
            c/o NFDS                           c/o NFDS
         P.O. Box 219929                   330 W. 9th Street
   Kansas City, MO 64121-9929            Kansas City, MO 64105

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Mary Williamson or Lee Harper for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                  TRANSFER AGENT
ABBREVIATION   SYMBOL    CUSIP     FUND NUMBER
-------------  ------  ---------  --------------
  Partners     LLPFX   543069108       133
    Intl       LLINX   543069405       136
   Realty      LLREX   543069306       135
   Sm-Cap      LLSCX   543069207       134

                             TRUSTEES AND OFFICERS

Trustees
  O. Mason Hawkins, Chairman
  Chadwick H. Carpenter, Jr.
  G. Staley Cates
  Daniel W. Connell, Jr.
  Steven N. Melnyk
  C. Barham Ray

Officers
  O. Mason Hawkins, Co-Portfolio Manager and Chief Executive Officer

  G. Staley Cates, Co-Portfolio Manager and President

  John B. Buford, Co-Portfolio Manager of the Partners and Small-Cap Funds and Vice President - Investments

  C. T. Fitzpatrick, Co-Portfolio Manager of the Realty Fund and Vice-President - Investments
  E. Andrew McDermott, Assistant Portfolio Manager of the International Fund and Vice President - Investments

  Charles D. Reaves, Executive Vice President and General Counsel

  Julie M. Douglas, Executive Vice President - Operations, Chief Financial
     Officer and Treasurer

  Lee B. Harper, Executive Vice President - Marketing

  Frank N. Stanley III, Vice President - Investments

  Randy D. Holt, Vice President and Secretary

  Andrew R. McCarroll, Vice President and Assistant General Counsel

Transfer Agent
  National Financial Data Services
  Kansas City, Missouri

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert Price & Rhodes
  Washington D.C.

Independent Public Accountants
  PricewaterhouseCoopers LLP
  Baltimore, Maryland

                           Longleaf Partners Funds(SM)
                                    c/o NFDS
                                P.O. Box 219929
                           Kansas City, MO 64121-9929
                                 (800) 445-9469